T. Rowe Price Corporate Income Fund, Inc.

Supplement to Summary Prospectus

The following information updates the Summary Prospectus for the T. Rowe Price Corporate Income Fund. These changes become effective on July 1, 2010.

The last sentence of the first paragraph is revised as follows:

This Summary Prospectus incorporates by reference the fund`s prospectus dated October 1, 2009, prospectus supplement dated June 15, 2010, and Statement of Additional Information dated May 1, 2010.

The first two paragraphs under Principal Investment Strategies on page 1 are deleted and replaced with the following:

The fund will normally invest at least 80% of its net assets in corporate debt securities. Holdings will mainly consist of investment-grade bonds, although the fund has the flexibility to purchase some noninvestment-grade bonds (also called high-yield or junk bonds). The fund may invest in other securities in an effort to enhance income and achieve capital growth. These include: convertible securities, preferred stock, and equities, together limited to no more than 10% of total assets; mortgage- and asset-backed securities, including some mortgage derivatives, together limited to no more than 5% of total assets; and U.S. Treasury and agency securities. In addition, up to 10% of the fund`s total assets may be invested in non-U.S. dollar-denominated fixed income securities, and there is no limit on the fund`s investments in U.S. dollar-denominated foreign securities. The fund does not have any maturity restrictions on the securities it purchases, but normally the portfolio`s weighted average maturity is expected to be between four and 15 years.

At least 85% of the fund`s net assets must have received an investment-grade rating (AAA, AA, A, or BBB) from at least one nationally recognized credit rating agency or, if not rated by any credit rating agency, deemed to be of investment-grade quality by T. Rowe Price. Such investment-grade investments could include "split-rated" securities, which are securities that are rated as investment-grade by at least one credit rating agency but rated below investment grade by other agencies. Up to 15% of the fund`s net assets can be invested in noninvestment-grade securities. The fund will not purchase any individual bond that is rated below B by any nationally recognized credit rating agency, and the fund`s investments in B rated bonds will not exceed 5% of its net assets.

In addition, effective July 1, 2010, the fund will change its benchmark from the Barclays Capital U.S. Credit Baa Index to the Barclays Capital Corporate Investment Grade Index. The new benchmark is more representative of how the fund will be managed in accordance with the above changes, in particular, the fund`s lower limit on the amount it can invest in noninvestment-grade securities.

The date of this supplement is June 15, 2010.

F112-041-S 6/15/10